SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 15, 1998
                Date of Report (Date of earliest event reported)




                              GULFWEST OIL COMPANY
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State or other jurisdiction of incorporation)

              33-13760-LA                      87-0444770

         (Commission File Number)              (IRS Employer
                                                Identification Number)


              16800 Dallas Parkway, Suite 250, Dallas, Texas 75248
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 250-4440

ITEM 2.           ACQUISITION OF ASSETS

     On September 15,1998, GulfWest Oil Company (the "GulfWest" or "Company") acquired all of the membership interests of Southeast Texas Oil & Gas Company, L.L.C. ("SETEX LLC"), pursuant to an Interest Purchase Agreement ("Agreement") dated to be effective as of September 1, 1998. The aggregate purchase consideration for all of the membership interests consisted of 4,000 shares of the Series C Preferred Stock of GulfWest, par value $.01 per share and liquidation value $500 per share (the "Series C Stock") and Warrants to purchase 100,000 shares of GulfWest common stock (the "Warrants"). In this transaction, the Company acquired working interests in proved undeveloped oil and gas properties located in six (6) counties in South and East Texas with estimated proved reserves of approximately 3 billion cubic feet of natural gas equivalent net to the Company's interest. The consideration was determined through negotiations based upon third party engineering reports.

     On September 15, 1998, Thomas R. Kaetzer, the president of SETEX LLC, was appointed Senior Vice President and Chief Operating Officer of GulfWest. Mr. Kaetzer has 17 years experience in the oil and gas industry, including 14 years with Texaco Inc., which involved the evaluation, exploitation and management of oil and gas assets. He has both onshore and offshore based experience in operations and production management, asset acquisition, development, drilling and workovers in the continental U.S., Gulf of Mexico, North Sea, Colombia, Saudi Arabia, China and West Africa. Mr. Kaetzer has a Masters Degree in Petroleum Engineering from Tulane University and a Bachelor of Science Degree in Civil Engineering from the University of Illinois. He is a member of the Society of Petroleum Engineers, the American Petroleum Institute and various honorary and engineering organizations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  None

         (b)      Pro Forma Financial Information

                    Unaudited pro forma consolidated balance sheets at June 30, 1998.

         c)       Exhibits

                    3.1 Statement of Resolution Establishing and Designating the Company's Series C Preferred Stock, filed with the Secretary of State of Texas as an amendment to the Company's Articles of Incorporation on September 15, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GULFWEST OIL COMPANY



Date: September 24, 1998                 By: /s/Jim C. Bigham
                                             Jim C. Bigham
                                             Executive Vice President\Secretary


                              GULFWEST OIL COMPANY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 1998


                                     ASSETS

                                                                    Historical
                                                                   The Company     Adjustments(1)      Pro Forma
Current Assets:
  Cash and Cash Equivalents                                        $       -        $                 $      -
  Accounts Receivable - Trade                                           588,290                           588,290
  Prepaid Expenses                                                      137,192                           137,192
                                                                   ------------     -----------       -----------
    Total Current Assets                                                725,482                           725,482
                                                                   ------------     -----------       -----------
Oil & Gas Properties, Using the Successful
 Efforts Method of Accounting:
   Undeveloped Properties                                                 4,585       2,512,000         2,516,585
   Developed Properties                                              21,283,230                        21,283,230

Other Property and Equipment                                          1,310,430                         1,310,430

Less - Accumulated Depreciation, Depletion,
    and Amortization                                                 (3,435,655)                       (3,435,655)
                                                                    -----------      ----------       -----------
    Net Oil and Gas Properties and
      Other Property and Equipment                                   19,162,590       2,512,000        21,674,590
                                                                    -----------      ----------       -----------

Deposits on Developed Oil & Gas Properties                               18,744                            18,744
                                                                    -----------      -----------      -----------

    Total Assets                                                    $19,906,816      $2,512,000       $22,418,816
                                                                    ===========      ==========       ===========












(1)See accompanying notes to the unaudited pro forma consolidated balance sheets.


                              GULFWEST OIL COMPANY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 1998


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                    Historical
                                                                   The Company     Adjustments(1)      Pro Forma

Current Liabilities:
  Payable to Financial Institutions                                $     90,449     $   85,000        $    175,449
  Notes Payable                                                         300,000                            300,000
  Notes Payable - Related Party                                         150,000                            150,000
  Current Portion of Long-Term Debt                                   9,741,716                          9,741,716
  Current Portion of Long-Term Debt - Related Parties                   245,000                            245,000
  Accounts Payable - Trade                                            1,681,805        427,000           2,108,805
  Accrued Expenses                                                      295,929                            295,929
                                                                    -----------      ---------        ------------
    Total Current Liabilities                                        12,504,899        512,000          13,016,899
                                                                    -----------      ---------        ------------

Long-Term Debt                                                        5,381,664                          5,381,664

Stockholders' Equity:
  Preferred Stock, Par Value at $.01                                         52             40                  92
  Common Stock, Par Value at $.001                                        2,958                              2,958
  Additional Paid-in Capital                                          9,319,270      1,999,960          11,319,230
  Retained Deficit                                                   (7,149,553)                        (7,149,553)
  Long-Term Accounts and Notes Receivable -
    Related Parties                                                    (152,474)                          (152,474)

    Total Stockholders' Equity                                        2,020,253      2,000,000           4,020,253
                                                                   ------------     ----------        ------------
    Total Liabilities and Stockholders' Equity                     $ 19,906,816     $2,512,000        $ 22,418,816
                                                                   ============     ==========        ============











(1)See accompanying notes to the unaudited pro forma consolidated balance sheets.

                              GULFWEST OIL COMPANY
            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS


1.       Basis of Presentation

     The accompanying unaudited pro forma consolidated balance sheets present the assets and liabilities of the Company for the quarter ended June 30, 1998, as if the acquisition of Southeast Texas Oil and Gas Company, L.L.C. (the "Acquistion") had occurred as of June 30, 1998.

     The unaudited pro forma information has been prepared and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth in the notes below. The accompanying unaudited pro forma financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to those rules and regulations. The financial statements of the Company and the related notes thereto presented in the Quarterly Report on Form 10-Q for the period ended June 30, 1998 should be read in conjunction with these pro forma statements.

2.       Pro Forma Adjustments

     The accompanying unaudited pro forma consolidated balance sheets reflect the following adjustments:

     (a) To adjust Oil and Gas Properties to reflect the working interests acquired as a result of the Acquisition.

     (b)  To adjust Current Liabilities as a result of the Acquisition.

     (c) To adjust Stockholder's Equity to give effect to the issuance of 4,000 shares of the Company's Series C Preferred Stock, par value $.01 per share and liquidation value $500 per share, as consideration for the Acquisition.

                                                                  EXHIBIT 3.1


                             STATEMENT OF RESOLUTION
                 ESTABLISHING AND DESIGNATING A SERIES OF SHARES
                                       OF
                              GULFWEST OIL COMPANY

               Series C Preferred Stock, par value $.01 per share

     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, and pursuant to Article 4.1 of its Articles of Incorporation, the undersigned, GulfWest Oil Company (the "Issuer"), hereby submits the following statement for the purposes of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     I.       The name of the Issuer is GulfWest Oil Company.

     II. The following resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Issuer on September 10, 1998:

     RESOLVED, by the Board of Directors (the "Board") of GulfWest Oil Company, a Texas corporation (the "Issuer"), that pursuant to authority expressly granted to and vested in the Board by the provisions of the Articles of Incorporation of the Issuer, as amended (the "Articles of Incorporation"), the Board hereby creates a series of the class of authorized Preferred Stock, par value $.01 per share, of the Issuer (the "Preferred Stock"), and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, as follows:

     SECTION 1. Designation of Series. The shares of such series shall be designated "Series C Preferred Stock" (hereinafter called "Series C Preferred Stock").

     SECTION 2. Number of Shares. The number of shares of Series C Preferred Stock shall be 12,000, of which number the Board may decrease (but not below the number of shares of the series then outstanding).

     SECTION 3. Dividends. No dividends will be paid on the Series C Preferred Stock.

     SECTION 4. Redemption Rights. The Series C Preferred Stock is not redeemable.

     SECTION 5. No Sinking Fund. The Series C Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

     SECTION 6. Liquidation. The holders of the Series C Preferred Stock shall, in case of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Issuer, be entitled to receive in full out of the assets of the Issuer, including its capital, before any amount shall be paid or distributed among the holders of the Common Stock, the amount of $500 per share, plus an amount per share equal to all then accrued and unpaid dividends.

     SECTION 7. Voting Rights. Except as otherwise expressly required by law, the holders of the Series C Preferred Stock shall not be entitled to vote on any matters.

     SECTION 8. Mandatory Conversion at Option of the Issuer. The Series C Preferred Stock is not convertible for one year following the date of issuance. At any time during the period commencing one year and ending three years following the date of issuance of the Series C Preferred Stock, provided the closing price of the Common Stock of the Issuer (the "Common Stock") as reported by The Nasdaq Stock Market ("Nasdaq"), is at least $10.00 per share for 10 consecutive trading days, the Issuer may, at its sole option, by written notice (the "Conversion Notice") to the holder thereof automatically convert any or all of the shares of the Series C Preferred Stock to Common Stock. The number of shares of Common Stock issuable with respect to each share of Series C Preferred Stock upon such exchange shall be $500 divided by the greater of (i) $10.00 per share or (ii) the average closing price of the Common Stock as reported by Nasdaq for the 10 trading days preceding the date of the Conversion Notice (the "Conversion Ratio"). Any resulting fractional shares shall be rounded up to the next whole share. Following the date of the Conversion Notice, all shares of Series C Preferred Stock specified in the Conversion Notice shall thereafter cease to exist except to the extent that they evidence a right to receive the shares of Common Stock upon conversion. The shares of Common Stock issuable upon conversion shall be issued by the Issuer once the holder of the shares of the Series C Preferred Stock tenders the certificates evidencing such shares of Series C Preferred Stock to the Issuer for cancellation. The holders of the Series C Preferred Stock shall have no right to convert the Series C Preferred Stock except at the sole discretion of the Issuer. The Issuer shall be under no obligation under any circumstances to convert the Series C Preferred Stock into Common Stock.

     SECTION 9. Mandatory Exchangeability at Option of the Issuer. At any time commencing three years after the date of issuance of the Series C Preferred Stock, if the Series C Preferred Stock has not been converted for Common Stock, the Issuer may, at its sole option, by written Notice (the "Exchange Notice") to the holder thereof call for the exchange of the Series C Preferred Stock for warrants entitling the holder to purchase shares of Common Stock (the "B Warrants"). In such case, each share of the Series C Preferred Stock will be exchanged for B Warrants entitling the holder to purchase 25 shares (the
"Exchange Number") of Common Stock at an exercise price equal to 120% of the average closing price of the Common Stock as reported by Nasdaq for the 10 trading days prior to the date of the Exchange Notice. The terms of the B Warrants will be substantially as set forth in Exhibit "A" hereto. Following the date of the Exchange Notice, all shares of Series C Preferred Stock specified in the Exchange Notice shall thereafter cease to exist except to the extent that they evidence a right to receive B Warrants upon exchange. The B Warrants issuable upon exchange shall be issued by the Issuer once the holder of the shares of the Series C Preferred Stock tenders the certificates evidencing such shares of Series C Preferred Stock to the Issuer for cancellation. The holders of the Series C Preferred Stock shall have no right to exchange the Series C Preferred Stock for B Warrants except at the sole discretion of the Issuer. The Issuer shall be under no obligation under any circumstances to exchange the Series C Preferred Stock for B Warrants.



     SECTION 10. Antidilution. In case (i) the outstanding shares of the Common Stock shall be subdivided into a greater number of shares, (ii) a dividend in Common Stock shall be paid in respect of Common Stock, or (iii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the Conversion Ratio and the Exchange Number in effect immediately prior to such subdivision or combination or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision or combination or immediately after the record date of such dividend or distribution be proportionately adjusted to equal the product obtained by multiplying the Conversion Ratio and the Exchange Number, respectively, by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination, subdivision or dividend, and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination, subdivision or dividend. Any dividend paid or distributed on the Common Stock in stock or any other securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

     SECTION 11. Registration Rights. The holders of the Series C Preferred Stock will have no registration rights with respect to the Series C Preferred Stock or the underlying Common Stock.

     SECTION 12. Preemptive Rights. The holders of the Series C Preferred Stock will have no preemptive rights whatsoever.

     SECTION 13. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series C Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, is signed by the holders of two-thirds of the outstanding shares of Series C Preferred Stock.

     IN WITNESS WHEREOF, this Statement of Resolution is executed on behalf of the Issuer by its Executive Vice President and Secretary this 15th day of September, 1998.


                                      GULFWEST OIL COMPANY



                                      By:/s/Jim C. Bigham
                                         Jim C. Bigham
                                         Executive Vice President and Secretary